CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Travelers Series Fund Inc. -             Travelers Series Fund Inc. -
Smith Barney Large Cap Value Portfolio   Smith Barney Large Cap Value Portfolio


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
-------------------------                -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: July 9, 2004                       Date: July 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - Strategic Equity Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Travelers Series Fund Inc. -             Travelers Series Fund Inc. -
Strategic Equity Portfolio               Strategic Equity Portfolio


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
-------------------------                -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: July 9, 2004                       Date: July 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - Van Kampen Enterprise Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Travelers Series Fund Inc. -             Travelers Series Fund Inc. -
Van Kampen Enterprise Portfolio          Van Kampen Enterprise Portfolio


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
-------------------------                -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: July 9, 2004                       Date: July 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.